Exhibit 99.1
Five Point Holdings, LLC Reports Second Quarter 2020 Results
Second Quarter 2020 and Recent Highlights
•Closed 70 previously sold homesites at Valencia with a base purchase price of $16.6 million, including a seller secured note that is payable in December 2020.
•$56.3 million distribution received from Gateway Commercial Venture from proceeds generated by the sale of approximately 11 acres of land and an approximately 189,000 square foot building to City of Hope.
•Company maintains liquidity of $339.7 million at June 30, 2020.
•Subsequent to the end of the second quarter, the Gateway Commercial Venture closed on the sale of two buildings at the Five Point Gateway Campus for a purchase price of $355 million.
Irvine, CA, August 13, 2020 (Business Wire) – Five Point Holdings, LLC (“Five Point” or the “Company”) (NYSE:FPH), an owner and developer of large mixed-use, master-planned communities in California, today reported its second quarter 2020 results. Emile Haddad, Chairman and CEO, said, “While we remain cautious about current market conditions, our strong balance sheet and liquidity position give us confidence, and we are encouraged by the positive sentiment of homebuilders and the consistent pace of home sales at our Great Park Neighborhoods community. The recent commercial sales at the Five Point Gateway Campus are strong evidence of the value we are creating within our communities.”
Second Quarter 2020 Consolidated Results
Liquidity and Capital Resources
As of June 30, 2020, total liquidity of $339.7 million was comprised of cash and cash equivalents totaling $215.1 million and borrowing availability of $124.7 million under our $125.0 million unsecured revolving credit facility. Total capital was $1.8 billion, reflecting $2.9 billion in assets and $1.1 billion in liabilities and redeemable noncontrolling interests.
Results of Operations for the Three Months Ended June 30, 2020
Revenues. Revenues of $24.3 million for the three months ended June 30, 2020 were primarily generated from land sales at our Valencia segment.
Equity in earnings from unconsolidated entities. Equity in earnings from unconsolidated entities was $23.9 million for the three months ended June 30, 2020, comprised of a $4.1 million loss from our 37.5% percentage interest in the Great Park Venture and earnings of $28.0 million from our 75% interest in the Gateway Commercial Venture.
Selling, general, and administrative. Selling, general, and administrative expenses were $16.3 million for the three months ended June 30, 2020.
Net income. Consolidated net income for the quarter was $14.2 million. The net income attributable to noncontrolling interests totaled $7.6 million, resulting in net income attributable to the Company of $6.6 million.
Segment Results
Valencia Segment (formerly Newhall). Total segment revenues were $17.9 million for the second quarter of 2020. Revenues were mainly attributable to the sale of land entitled for 70 homesites on approximately seven acres in Valencia. The base purchase price was $16.6 million and the gross margin was approximately 30%. Selling, general, and administrative expenses were $2.7 million for the three months ended June 30, 2020.
San Francisco Segment. Selling, general, and administrative expenses were $2.6 million for the three months ended June 30, 2020.
Great Park Segment. The Great Park segment’s net loss for the quarter was $10.2 million, which included net income of $1.8 million from management services and a net loss of $12.0 million attributed to the Great Park Venture. We do not include the Great Park Venture as a consolidated subsidiary in our consolidated financial statements but rather account for it as an equity method investee. After adjusting to account for a difference in investment basis, the Company’s equity in loss from the Great Park Venture was $4.1 million for the three months ended June 30, 2020.
Commercial Segment. In May 2020, the Gateway Commercial Venture closed on the sale of approximately 11 acres of land and an approximately 189,000 square foot building to City of Hope for a purchase price of $108.0 million. The sale of this land and building, which had a carrying value of approximately $67.5 million, resulted in a gain of approximately $37.4 million, net of transaction costs. Concurrently, the Gateway Commercial Venture made a debt payment of $30.0 million to its lender and made total distributions to its members of approximately $75.0 million, of which approximately $56.3 million was distributed to us. Segment net income was approximately $37.4 million, which included net income of $0.1 million from management services and net income of $37.3 million attributed to the Gateway Commercial Venture. We do not include the Gateway Commercial Venture as a consolidated subsidiary in our consolidated financial statements but rather account for it as an equity method investee. Our share of equity in earnings from the Gateway Commercial Venture totaled $28.0 million for the three months ended June 30, 2020.
Conference Call Information
In conjunction with this release, Five Point will host a conference call today, Thursday, August 13, 2020 at 5:00 pm Eastern Time. Emile Haddad, President and Chief Executive Officer, and Erik Higgins, Vice President and Chief Financial Officer, will host the call. Interested investors and other parties can listen to a live Internet audio webcast of the conference call that will be available on the Five Point website at ir.fivepoint.com. The conference call can also be accessed by dialing (800) 437-2398 (domestic) or (720) 452-9102 (international). A telephonic replay will be available starting approximately two hours after the end of the call by dialing (844) 512-2921, or for international callers, (412) 317-6671. The passcode for the live call and the replay is 6656122. The telephonic replay will be available until 11:59 p.m. Eastern Time on August 27, 2020.
About Five Point
Five Point, headquartered in Irvine, California, designs and develops large mixed-use, master-planned communities in Orange County, Los Angeles County, and San Francisco County that combine residential, commercial, retail, educational, and recreational elements with public amenities, including civic areas for parks and open space. Five Point’s communities include the Great Park Neighborhoods® in Irvine, Valencia® (formerly known as Newhall Ranch®) in Los Angeles County, and Candlestick® and The San Francisco Shipyard® in the City of San Francisco. These communities are designed to include approximately 40,000 residential homes and approximately 23 million square feet of commercial space.
Forward-Looking Statements
This press release contains forward-looking statements that are subject to risks and uncertainties. These statements concern expectations, beliefs, projections, plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. When used, the words “anticipate,” “believe,” “expect,” “intend,” “may,” “might,” “plan,” “estimate,” “project,” “should,” “will,” “would,” “result” and similar expressions that do not relate solely to historical matters are intended to identify forward-looking statements. This press release may contain forward-looking statements regarding: our expectations of our future revenues, costs and financial performance; future demographics and market conditions in the areas where our communities are located; the outcome of pending litigation and its effect on our operations; the timing of our development activities; and the timing of future real estate purchases or sales. We caution you that any forward-looking statements included in this press release are based on our current views and information currently available to us. Forward-looking statements are subject to risks, trends, uncertainties and factors that are beyond our control. Some of these risks and uncertainties are described in more detail in our filings with the SEC, including our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q, under the heading “Risk Factors.” Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. We caution you therefore against relying on any of these forward-looking statements. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. They are based on estimates and assumptions only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes, except as required by applicable law.

Investor Relations:
Bob Wetenhall, 949-349-1087
bob.wetenhall@fivepoint.com
or
Media:
Steve Churm, 949-349-1034
steve.churm@fivepoint.com

Source: Five Point Holdings, LLC

FIVE POINT HOLDINGS, LLC
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
REVENUES:
Land sales	$17,028	$10	$17,034	$65
Land sales—related party	2	236	12	466
Management services—related party	6,314	11,168	14,558	22,231
Operating properties	963	973	1,923	2,698
Total revenues	24,307	12,387	33,527	25,460
COSTS AND EXPENSES:
Land sales	11,861	—	11,861	—
Management services	4,416	7,479	10,467	15,095
Operating properties	1,699	1,199	3,644	3,100
Selling, general, and administrative	16,312	25,993	40,938	51,766
Total costs and expenses	34,288	34,671	66,910	69,961
OTHER INCOME:
Interest income	226	2,316	1,232	4,770
Gain on settlement of contingent consideration—related party	—	—	—	64,870
Miscellaneous	88	9	176	19
Total other income	314	2,325	1,408	69,659
EQUITY IN EARNINGS (LOSS) FROM UNCONSOLIDATED ENTITIES	23,905	(2,669)	(7,006)	6,213
INCOME (LOSS) BEFORE INCOME TAX (PROVISION) BENEFIT	14,238	(22,628)	(38,981)	31,371
INCOME TAX (PROVISION) BENEFIT	—	—	—	(1,266)
NET INCOME (LOSS)	14,238	(22,628)	(38,981)	30,105
LESS NET INCOME (LOSS) ATTRIBUTABLE TO NONCONTROLLING INTERESTS	7,606	(12,116)	(20,807)	16,809
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$6,632	$(10,512)	$(18,174)	$13,296

NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY PER CLASS A SHARE
Basic	$0.10	$(0.16)	$(0.27)	$0.19
Diluted	$0.10	$(0.16)	$(0.27)	$0.18
WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING
Basic	66,731,233	66,256,961	66,690,550	66,234,066
Diluted	142,851,412	66,256,961	68,854,356	145,403,189
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY PER CLASS B SHARE
Basic and diluted	$0.00	$(0.00)	$(0.00)	$0.00
WEIGHTED AVERAGE CLASS B SHARES OUTSTANDING
Basic	79,233,544	79,275,234	79,233,544	79,169,124
Diluted	79,233,544	79,275,234	79,233,544	79,275,824

FIVE POINT HOLDINGS, LLC
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except shares)
(Unaudited)

	June 30, 2020	December 31, 2019
ASSETS
INVENTORIES	$1,978,879	$1,889,761
INVESTMENT IN UNCONSOLIDATED ENTITIES	469,564	533,239
PROPERTIES AND EQUIPMENT, NET	33,274	32,312
INTANGIBLE ASSET, NET—RELATED PARTY	75,629	80,350
CASH AND CASH EQUIVALENTS	215,085	346,833
RESTRICTED CASH AND CERTIFICATES OF DEPOSIT	1,742	1,741
RELATED PARTY ASSETS	97,373	97,561
OTHER ASSETS	36,757	22,903
TOTAL	$2,908,303	$3,004,700

LIABILITIES AND CAPITAL
LIABILITIES:
Notes payable, net	$616,814	$616,046
Accounts payable and other liabilities	122,262	167,711
Related party liabilities	119,759	127,882
Deferred income tax liability, net	11,628	11,628
Payable pursuant to tax receivable agreement	173,248	172,633
Total liabilities	1,043,711	1,095,900

REDEEMABLE NONCONTROLLING INTEREST	25,000	25,000
CAPITAL:
Class A common shares; No par value; Issued and outstanding: 2020—69,056,591 shares; 2019—68,788,257 shares
Class B common shares; No par value; Issued and outstanding: 2020—79,233,544 shares; 2019—79,233,544 shares
Contributed capital	572,587	571,532
Retained earnings	24,475	42,844
Accumulated other comprehensive loss	(2,656)	(2,682)
Total members’ capital	594,406	611,694
Noncontrolling interests	1,245,186	1,272,106
Total capital	1,839,592	1,883,800
TOTAL	$2,908,303	$3,004,700

FIVE POINT HOLDINGS, LLC
SUPPLEMENTAL DATA
(In thousands)
(Unaudited)

Liquidity

June 30, 2020
Cash and cash equivalents	$215,085
Borrowing capacity (1)	124,651
Total liquidity	$339,736

(1) As of June 30, 2020, no amounts were drawn on the Company’s $125.0 million revolving credit facility; however, letters of credit of approximately $0.3 million are issued and outstanding under the revolving credit facility, thus reducing the available capacity by the outstanding letters of credit amount.

Debt to Total Capitalization

June 30, 2020
Debt (1)	$625,000
Total capital	1,839,592
Total capitalization	$2,464,592
Debt to total capitalization	25.4%

(1) For purposes of this calculation, debt is not the same as the calculation of “Consolidated Funded Indebtedness” under the Company’s revolving credit facility and Senior Notes indenture, which would include a $95.0 million related party contractual reimbursement obligation. Prior to the second quarter of 2019, the Company presented this calculation inclusive of the reimbursement obligation.

Segment Results
Valencia (formerly Newhall)
The following table summarizes the results of operations of our Valencia segment for the three and six months ended June 30, 2020 and 2019.

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
	(in thousands)
Statement of Operations Data
Revenues
Land sales	$17,028	$10	$17,034	$65
Land sales—related party	2	14	12	23
Operating properties	831	796	1,611	2,347
Total revenues	17,861	820	18,657	2,435
Costs and expenses
Land sales	11,861	—	11,861	—
Operating properties	1,699	1,199	3,644	3,100
Selling, general, and administrative	2,713	3,892	6,446	7,701
Total costs and expenses	16,273	5,091	21,951	10,801
Other income	89	10	177	21
Segment income (loss)	$1,677	$(4,261)	$(3,117)	$(8,345)

San Francisco
The following table summarizes the results of operations of our San Francisco segment for the three and six months ended June 30, 2020 and 2019.

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
	(in thousands)
Statement of Operations Data
Revenues
Land sales—related party	$—	$222	$—	$443
Operating property	132	177	312	351
Management services—related party	40	573	835	1,271
Total revenues	172	972	1,147	2,065
Costs and expenses
Management services	13	252	488	629
Selling, general, and administrative	2,625	5,185	6,217	9,697
Total costs and expenses	2,638	5,437	6,705	10,326
Other income—gain on settlement of contingent consideration, related party	—	—	—	64,870
Segment (loss) income	$(2,466)	$(4,465)	$(5,558)	$56,609

Great Park
The following table summarizes the results of operations of our Great Park segment for the three and six months ended June 30, 2020 and 2019.

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
	(in thousands)
Statement of Operations Data
Revenues
Land sales	$346	$31,079	$21,821	$62,545
Land sales—related party	304	2,338	1,005	130,035
Management services—related party	6,177	10,437	13,529	20,833
Total revenues	6,827	43,854	36,355	213,413
Costs and expenses
Land sales	—	21,149	15,304	128,968
Management services	4,403	7,227	9,979	14,466
Selling, general, and administrative	8,784	10,496	20,732	17,071
Management fees—related party	4,040	8,403	4,193	16,620
Total costs and expenses	17,227	47,275	50,208	177,125
Interest income	215	1,096	1,126	1,655
Segment (loss) income	$(10,185)	$(2,325)	$(12,727)	$37,943

The table below reconciles the Great Park segment results to the equity in (loss) earnings from our investment in the Great Park Venture that is reflected in the condensed consolidated statements of operations for the three and six months ended June 30, 2020 and 2019.

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
	(in thousands)
Segment net (loss) income from operations	$(10,185)	$(2,325)	$(12,727)	$37,943
Less net income of management company attributed to the Great Park segment	1,774	3,211	3,550	6,368
Net (loss) income of Great Park Venture	(11,959)	(5,536)	(16,277)	31,575
The Company’s share of net (loss) income of the Great Park Venture	(4,485)	(2,076)	(6,104)	11,841
Basis difference accretion (amortization)	393	580	(1,497)	(3,893)
Other-than-temporary investment impairment	—	—	(26,851)	—
Equity in (loss) earnings from the Great Park Venture	$(4,092)	$(1,496)	$(34,452)	$7,948

Commercial
The following table summarizes the results of operations of our Commercial segment for the three and six months ended June 30, 2020 and 2019.

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
	(in thousands)
Statement of Operations Data
Revenues
Rental and related income	$6,447	$6,713	$12,862	$13,104
Rental and related income—related party	2,059	2,041	4,120	4,030
Property management services—related party	97	158	194	127
Total revenues	8,603	8,912	17,176	17,261
Costs and expenses
Rental operating expenses	1,619	1,584	3,255	3,148
Interest	3,231	4,358	6,942	8,689
Depreciation	2,612	3,307	5,355	5,484
Amortization	1,038	1,029	2,077	2,058
Other expenses	90	40	172	69
Total costs and expenses	8,590	10,318	17,801	19,448
Other income—gain on asset sale, net	37,413	—	37,413	—
Segment income (loss)	$37,426	$(1,406)	$36,788	$(2,187)

The table below reconciles the Commercial segment results to the equity in earnings (loss) from our investment in the Gateway Commercial Venture that is reflected in the condensed consolidated statements of operations for the three and six months ended June 30, 2020 and 2019.

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
	(in thousands)
Segment net income (loss) from operations	$37,426	$(1,406)	$36,788	$(2,187)
Less net income of management company attributed to the Commercial segment	97	158	194	127
Net income (loss) of Gateway Commercial Venture	37,329	(1,564)	36,594	(2,314)
Equity in earnings (loss) from the Gateway Commercial Venture	$27,997	$(1,173)	$27,446	$(1,735)